UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  February 17, 2010

ZENITH NATIONAL INSURANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9627	95-2702776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21255 Califa Street, Woodland Hills, CA	91367-5021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 713-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The Merger Agreement

On February 17, 2010, Zenith National Insurance Corp., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Fairfax Financial Holdings Limited, a Canadian corporation (“Parent”), and Fairfax Investments II USA Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.  The Merger Agreement has been approved unanimously by the Board of Directors of the Company.

At the effective time of the Merger, each share of Company common stock issued and outstanding immediately prior to the effective time (other than shares held in the Company’s treasury or owned by any direct or indirect wholly owned subsidiary of the Company or by stockholders of the Company who properly exercise appraisal rights under Delaware law) will be automatically cancelled and converted into the right to receive $38.00 in cash (the “Merger Consideration”), without interest.  In addition, immediately prior to the effective time of the Merger, all remaining forfeiture restrictions applicable to restricted shares of Company common stock will expire and the holders thereof will be entitled to receive the Merger Consideration with respect to each such share.

Consummation of the Merger is subject to customary conditions, including (i) the approval of the Company’s stockholders, (ii) receipt of antitrust and insurance regulatory approvals and (iii) the absence of any law, order or injunction prohibiting the Merger.  In addition, each party’s obligation to consummate the Merger is subject to (i) the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers) and (ii) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (subject to customary materiality qualifiers).  The Merger is not subject to any financing condition.

The Merger Agreement contains customary representations and warranties of the Company, Parent and Merger Sub. The Merger Agreement also contains customary covenants and agreements, including with respect to the operation of the business of the Company and its subsidiaries between signing and closing, governmental filings and approvals, public disclosures and similar matters.  In addition, the Company has agreed not to (i) solicit proposals relating to alternative business combination transactions and (ii) subject to certain exceptions, enter into discussions, or enter into any agreement concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

The Merger Agreement provides for certain termination rights of each of Parent and the Company, including the Company’s right to terminate the Merger Agreement under certain circumstances to enter into a definitive agreement providing for a “Superior Proposal.”  In addition, the Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, including by Parent if the Company’s Board of Directors makes an “Adverse Recommendation Change” or by the Company if the Company enters into a definitive agreement providing for a “Superior Proposal,” the Company may be required to pay Parent a termination fee of $39.6 million, which amount represents approximately 2.75% of the equity value of the transaction (calculated as the Merger Consideration multiplied by the total number of outstanding shares of Company common stock, including shares currently held by Parent and its affiliates).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

The representations, warranties and covenants of the parties contained in the Merger Agreement have been made solely for the benefit of such parties.  In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by confidential disclosures made by the parties to each other in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.  Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties and the Merger that is or will be contained in, or incorporated by reference into, the proxy statement that the Company will file in connection with the Merger, and the other documents that the parties will file, with the Securities and Exchange Commission (“SEC”).

The Voting Agreements and Noncompetition Agreement

Concurrently with the execution and delivery of the Merger Agreement, the Company’s directors and executive officers (collectively, the “Signing Stockholders”), each solely in his or her capacity as stockholder of the Company, entered into Voting Agreements with Parent (the “Voting Agreements”) with respect to their respective shares of Company common stock.  Such shares (together with any shares of Company common stock acquired by the Signing Stockholders on or after the date of the Voting Agreements, the “Voting Agreement Shares”) constituted approximately 3.4% of the total issued and outstanding shares of Company common stock as of February 17, 2010.  Pursuant to the Voting Agreements, the Signing Stockholders (i) have agreed to vote, or cause to be voted, the Voting Agreement Shares in favor of adoption of the Merger Agreement and of any matter necessary to the consummation of the transactions contemplated thereby, and against any action, agreement, transaction or proposal that would result in a material breach by the Company of the Merger Agreement or a failure of any condition to the Company’s obligations thereunder to be satisfied and (ii) have granted Parent an irrevocable proxy to vote the Voting Agreement Shares in accordance with the foregoing if the Signing Stockholders fail to do so.

In the Voting Agreements, the Signing Stockholders have agreed not to, on or after the date of the Voting Agreements, among other things, sell, assign, transfer, pledge, dispose or otherwise encumber any Voting Agreement Shares or grant any proxies with respect to the Voting Agreement Shares. The Signing Stockholders also have agreed not to take any action that the Company is prohibited from taking under the Merger Agreement with respect to the solicitation of alternative transaction proposals. The Voting Agreements will terminate upon the earliest to occur of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the effective time of the Merger and (iii) the Board of Directors of the Company making an “Adverse Recommendation Change” under the Merger Agreement.

Also concurrently with the execution and delivery of the Merger Agreement, Stanley R. Zax, the Chairman of the Board of Directors and President of the Company, entered into a noncompetition agreement with Parent (the “Noncompetition Agreement”) pursuant to which, among other things (i) for the period beginning from the effective date of the Merger and ending on the second anniversary of the date on which Mr. Zax ceases to be a director, officer or employee of the Company, Mr. Zax undertook certain confidentiality obligations with respect to proprietary information of the Company and (ii) for three years after the effective time of the merger, Mr. Zax agreed not to (x) engage in a U.S. business that is in direct competition with the business of the Company, (y) solicit for employment any officer or employee of the Company or (z) solicit any customer, client, supplier, licensee or other business relation of the Company to enter into any business relationship with Mr. Zax.  The foregoing obligations of Mr. Zax are subject to Parent permitting Mr. Zax to manage the business and operations of the Company and its subsidiaries with the same level of responsibility, control and discretion that Mr. Zax exercised at the time the Merger Agreement was executed and delivered (except that (A) all matters and decisions in respect of the investment of the assets of the Company and its subsidiaries will be at the sole discretion of Parent and (B) all other matters and decisions related to financing activities and capital allocation of the Company and its subsidiaries (including the declaration and payment of dividends) will be determined by the board of directors of the Company).

The foregoing description of the Voting Agreements and Noncompetition Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Voting Agreement and of the Noncompetition Agreement attached hereto as Exhibits 10.1 and 10.2, respectively, each of which is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements if accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed.  Statements containing words such as expect, anticipate, believe, estimate, likely or similar words that are used herein or in other written or oral information conveyed by or on behalf of the Company, are intended to identify forward-looking statements.  Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on the Company.  Such forward-looking statements are not guarantees of future events.  Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the following factors: (1) the stockholders of the Company may not adopt the Merger Agreement; (2) the parties may be unable to obtain governmental and regulatory approvals required for the Merger, or required governmental and regulatory approvals may delay the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger; (3) the parties may be unable to complete the Merger because, among other reasons, conditions to the closing of the Merger may not be satisfied or waived; (4) the possibility that the expected synergies from the proposed Merger will not be realized, or will not be realized within the anticipated time period, or the risk that the businesses will not be integrated successfully; (5) the possibility of disruption from the Merger making it more difficult to maintain business and operational relationships; (6) developments beyond the parties’ control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences, adverse weather conditions or natural disasters, health concerns, international, political or military developments and technological developments; or (7) the “risk factors” and other factors referred to in the Company’s reports filed with or furnished to the SEC.  There can be no assurance that other factors not currently anticipated by the Company will not materially and adversely affect future events.  Security holders are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of the Company, Parent or Merger Sub.  Forward-looking statements speak only as of the date the statement was made.  Neither the Company, Parent nor Merger Sub undertakes any obligation to update or revise any forward-looking statement.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file a proxy statement with the SEC. INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.

Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the Company (when available), at the SEC’s Web site at www.sec.gov or at the Company’s Web site at www.thezenith.com. The proxy statement and such other documents may also be obtained, when available, for free from the Company by directing such request to Investor Relations, Zenith National Insurance Corp., 21255 Califa Street, Woodland Hills, California 91367-5021, telephone: 1-818-713-1000.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction.  Information concerning the interests of those persons is set forth in the Company’s proxy statement relating to the 2009 annual stockholder meeting and annual report on Form 10-K for the fiscal year ended December 31, 2009, both filed with the SEC, and will also be set forth in the proxy statement relating to the transaction when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of February 17, 2010, among Fairfax Financial Holdings Limited, Fairfax Investments II USA Corp. and Zenith National Insurance Corp.*
10.1

Form of Voting Agreement, dated as of February 17, 2010, between Fairfax Financial Holdings Limited and each of the following individuals: Stanley R. Zax (Chairman of the Board of Directors and President), Jerome L. Coben (Director), Max M. Kampelman (Director), Robert J. Miller (Director), Fabian Nunez (Director),

Catherine B. Reynolds (Director), Alan Rothenberg (Director), William Sessions (Director), Michael W. Zavis (Director), Michael E. Jansen (Executive Vice President & General Counsel), Robert E. Meyer (Senior Vice President), Jack D. Miller (Executive Vice President), Davidson M. Pattiz (Executive Vice President), Keith E. Trotman (Executive Vice President) and Kari L. Van Gundy (Executive Vice President and Chief Financial Officer).

10.2	Noncompetition Agreement, dated as of February 17, 2010, between Fairfax Financial Holdings Limited and Stanley R. Zax.
99.1	Joint press release issued by Fairfax Financial Holdings Limited and Zenith National Insurance Corp. on February 18, 2010.

* Disclosure letter omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of the disclosure letter, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

February 18, 2010	/s/ Michael E. Jansen
Michael E. Jansen
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of February 17, 2010, among Fairfax Financial Holdings Limited, Fairfax Investments II USA Corp. and Zenith National Insurance Corp.*
10.1

Form of Voting Agreement, dated as of February 17, 2010, between Fairfax Financial Holdings Limited and each of the following individuals: Stanley R. Zax (Chairman of the Board of Directors and President), Jerome L. Coben (Director), Max M. Kampelman (Director), Robert J. Miller (Director), Fabian Nunez (Director), Catherine B. Reynolds (Director), Alan Rothenberg (Director), William Sessions (Director), Michael W. Zavis (Director), Michael E. Jansen (Executive Vice President & General Counsel), Robert E. Meyer (Senior Vice President), Jack D. Miller (Executive Vice President), Davidson M. Pattiz (Executive Vice President), Keith E. Trotman (Executive Vice President) and Kari L. Van Gundy (Executive Vice President and Chief Financial Officer).

10.2	Noncompetition Agreement, dated as of February 17, 2010, between Fairfax Financial Holdings Limited and Stanley R. Zax.
99.1	Joint press release issued by Fairfax Financial Holdings Limited and Zenith National Insurance Corp. on February 18, 2010.

* Disclosure letter omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of the disclosure letter, or any section thereof, to the SEC upon request.